Power of Attorney


     WHEREAS, HSBC Americas, Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of
1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I in my capacity as Executive Vice President, Chief Financial Officer of HSBC Americas, Inc., hereby appoint Philip S. Toohey as my true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as Executive Vice President, Chief Financial Officer of HSBC Americas, Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this sixth day of June 1996.


                                /s/ Robert M. Butcher
                                ----------------------------
                                Name: Robert M. Butcher

                        Power of Attorney


     WHEREAS, HSBC Americas, Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of
1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I in my capacity as Executive Vice President, Controller of HSBC Americas, Inc., hereby appoint Philip S. Toohey as my true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as Executive Vice President, Controller of HSBC Americas, Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this sixth day of June 1996.


                                /s/ Gerald A. Ronning
                                ----------------------------
                                Name: Gerald A. Ronning

                        Power of Attorney


     WHEREAS, HSBC Americas, Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of
1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I in my capacity as a director of HSBC Americas, Inc., hereby appoint Philip S. Toohey as my true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of HSBC Americas, Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this sixth day of June 1996.


                                /s/ James H. Cleave
                                ----------------------------
                                Name: James H. Cleave

                        Power of Attorney


     WHEREAS, HSBC Americas, Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of
1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I in my capacity as a director of HSBC Americas, Inc., hereby appoint Philip S. Toohey as my true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of HSBC Americas, Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this sixth day of June 1996.


                                /s/ Northrup R. Knox
                                ----------------------------
                                Name: Northrup R. Knox

                        Power of Attorney


     WHEREAS, HSBC Americas, Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of
1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I in my capacity as a director of HSBC Americas, Inc., hereby appoint Philip S. Toohey as my true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of HSBC Americas, Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this sixth day of June 1996.


                                /s/ William R.P. Dalton
                                ----------------------------
                                Name: William R.P. Dalton

                        Power of Attorney


     WHEREAS, HSBC Americas, Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of
1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I in my capacity as a director of HSBC Americas, Inc., hereby appoint Philip S. Toohey as my true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of HSBC Americas, Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this thirteenth day of June 1996.


                                /s/ William Purves
                                ----------------------------
                                Name: William Purves

                        Power of Attorney


     WHEREAS, HSBC Americas, Inc. proposes to file with the Securities and Exchange Commission, under the Securities Act of
1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I in my capacity as a director of HSBC Americas, Inc., hereby appoint Philip S. Toohey as my true and lawful attorney with power to act with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of HSBC Americas, Inc., said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this seventh day of June 1996.


                                /s/ John R.M. Bond
                                ----------------------------
                                Name: John R.H. Bond